CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.24

Amendment #1 to Distribution Agreement between Lucira Health, Inc. and Switch Health Solutions Inc.

This Amendment #1 to Distribution Agreement (“Amendment”) which shall be made effective as of the date of last signature hereto (“Amendment Effective Date”) is made by and between Lucira Health, Inc. (“Lucira”) and Switch Health Solutions Inc. (“Distributor”). Lucira and Distributor are parties to that Distribution Agreement having an effective date of July 14, 2021 (“Distribution Agreement”). Lucira and Distributor wish to amend the Distribution Agreement as set forth herein. All capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Distribution Agreement. In consideration of the promises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Section 2.2 of the Distribution Agreement shall be amended and replaced in its entirety with the version of Section 2.2 set forth below.

2.2 Forecasts. Distributor shall deliver to Lucira sequential, written, rolling forecasts of the quantity of Product that Distributor expects to order for each of the coming twelve (12) calendar months (each, a “Rolling Forecast”), see Exhibit E. Distributor shall deliver the initial Rolling Forecast (for the months from January 2022 through December 2022) not later than [****]. Thereafter, and throughout the term of this Agreement, Distributor shall deliver to Lucira a new Rolling Forecast [****] prior to the expiry of each Binding Order Period (as defined below), in which such new Rolling Forecast covers the six (6) month period following the then current Binding Order Period. Each new Rolling Forecast shall supersede the previous one. The twelve (12) calendar months of each Rolling Forecast are referred to as the “Binding Order Period”. Not less than [****] prior to the end of each [****], Distributor shall deliver to Lucira a Purchase Order(s) ordering at least (but not less than) the quantity of Product applicable to the following calendar month as set forth in the Rolling Forecast (“Monthly Forecast Required Order”). In any case, Distributor guarantees and commits to submit Purchase Order(s) for, and to purchase, the total, aggregate quantity of Product set forth in the Binding Order Period. Lucira guarantees and commits to manufacture and deliver the quantity of Product set forth in the Binding Order Period upon receipt of the applicable Purchase Order(s). So long as Distributor is in compliance with all its obligations, and the terms and conditions, under this Agreement, Lucira will make commercially reasonable efforts to fill Distributor’s orders in each month of the Binding Order Period, and upon request will [****].

If Lucira fails to fulfill the quantity of Product set forth in any part of the Binding Order Period for which Distributor submits a Purchase Order(s), then (i) commencing on the date of such failure, Distributor shall not be required to submit a Purchase Order(s) for the quantity of Product set forth in the remaining part of the Binding Order Period (but shall remain obligated to pay for any Product already delivered), and (ii) [****] of unfulfilled Purchase Order. If Distributor (i) fails to deliver any applicable Monthly Forecast Required Order or (ii) fails to deliver a Purchase Order(s) with respect to the total, aggregate quantity of Product set forth in the Binding Order Period (each a “Binding Order Breach”), then Distributor shall be liable to Lucira in an amount equal to [****] of the total price applicable to the amount of Product set forth in the two (2) months following the Binding Order Breach as set forth in the Rolling Forecast. Distributor and Lucira acknowledge and agree that the harm caused by any Binding Order Breach by Distributor is difficult to estimate (or is incapable of estimation) and that the amount of damages provided above is a reasonable forecast of just compensation to Lucira (and is not a penalty).

2.Exhibit C of the Distribution Agreement shall be amended and replaced in its entirety with the version of Exhibit C attached hereto, which shall be incorporated into this Amendment by reference.

3.Exhibit E attached hereto shall be appended to the Distribution Agreement and which exhibit shall be incorporated into this Amendment by reference.

4.Except as set forth in this Amendment, all other terms and conditions of the Distribution Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned agree to the terms and conditions of this Amendment as of the Amendment Effective Date.

Switch Health Solutions Inc. By: /s/ Marc Thomson Name: Marc Thomson Title: COO Date: 21 December, 2021	Lucira Health, Inc. By: /s/ Marc Fairon Name: Marc Fairon Title: VP Global Sales Date: December 21, 2021

EXHIBIT C to Amendment #1 to Distribution Agreement between Lucira Health, Inc. and
Switch Health Solutions Inc.

As of the Amendment Effective Date, the following shall replace and supersede Exhibit A of the Distribution Agreement in its entirety

*                        *                        *                        *                        *

[****]

EXHIBIT E to Amendment #1 to Distribution Agreement between Lucira Health, Inc. and Switch Health Solutions Inc.

[****]